UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 22, 2014
Date of Report (Date of earliest event reported)

KLEANGAS ENERGY TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	333-176820	45-53499508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 N. Rocky Pt. RD. Suite 200 Tampa, Florida	33771
(Address of principal executive offices)	(Zip Code)

(727) 330-3774

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Dismissal of Independent Registered Public Accounting Firm

On April 24, 2014, Kleangas Energy Technologies Inc., a Delaware corporation (the "Company") dismissed Paritz & Company, P.A. ("Paritz") as the Company's independent registered public accounting firm.  The decision to dismiss Paritz has been approved by the Company's Board of Directors. The reports of  Paritz on the Company's consolidated financial statements for the Company's fiscal years ended December 31, 2013 and 2012 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the Paritz Auditor's report for the fiscal years ended December 31,2013 and 2012 contained an explanatory paragraph describing conditions that raised substantial doubt about the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years, and through the date of their dismissal, there were no disagreements with  Paritz on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of  Paritz, would have caused Paritz to make reference to the subject matter of the disagreements as defined in Item 304 (a)(1)(iv)of Regulation S-K in connection with any reports it would have issued, and there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided  Paritz with a copy of the foregoing disclosure, and requested that Paritz furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  A copy of the letter from  Paritz addressed to the Securities and Exchange Commission dated as of April 24, 2014 is filed as Exhibit 16 to this Form 8-K.

(b)  Appointment of New Independent Registered Public Accounting Firm

On April 22, 2014, Terry L. Johnson, CPA ('Johnson") was appointed to serve as the Company's new independent registered public accounting firm. The engagement of Johnson as the Company's new independent registered public accounting firm was approved by the Company's Board of Directors.

During the Company's two most recent fiscal years and any subsequent interim period prior to Johnson's engagement as the Company's new independent registered public accounting firm, the Company did not consult with Johnson regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as such term is described in Item 304(a)(1)(v)  of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
16.	Letter from Paritz & Company PA dated April 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2014	Kleangas Energy Technologies Inc.
/s/Bo Linton
By: Bo Linton
Its: CEO